SECURITIES AND EXCHANGE COMMISSION
______________________________
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant TO SECTION 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

October 1, 2002

BETA OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	333-68381 (Commission File Number)	86-0876964 (I.R.S. Employer Identification No.)

6120 S. Yale, Suite 813, Tulsa, OK                                                       74136
 (Address of principal executive offices)                                                   (Zip Code)

(918) 495-1011
 (Registrant's telephone number, including area code)

Item 5.     OTHER EVENTS.

Mr. David Wilkins has been appointed President and Chief Executive Officer of the Registrant, succeeding Mr. Steve Antry, who has resigned. A press release announcing this event is included as an exhibit to this report.

Item 7.     FINANCIAL STATEMENTS AND EXHIBITS

             99.1     Press Release dated October 2, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.

                                                                                                       BETA OIL & GAS, INC.

Date: October 2, 2001                                                                 By /s/ Joseph L. Burnett
                                                                                   Joseph L. Burnett
                                                                                  Chief Financial Officer and
                                                                                  Principal Accounting Officer